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                                                                   Exhibit 10.21

                                 ELITE.COM INC.

                             1999 STOCK OPTION PLAN



1.      PURPOSE

        The purpose of the Elite.com Inc. 1999 Stock Option Plan (the "Plan") is to promote the growth and profitability of Elite.com Inc. (the "Company") and its subsidiaries ("Subsidiaries") from time to time by increasing the personal participation of officers and key employees in the financial performance of the Company, by enabling the Company to attract and retain officers and key employees of outstanding competence and by providing such officers and key employees with an equity opportunity in the Company. This purpose will be achieved through the grant of stock options ("Options") to purchase shares of common stock of the Company, $.01 par value per share (the "Common Stock") subject to such restrictions as the administrators of the Plan may determine.

2.      ADMINISTRATION

        The Plan will be administered by the Company's Board of Directors (the "Board"); provided, however, that if the Board includes members who are not "non-employee directors" (as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any applicable successor rule or regulation ("Rule 16b-3")) or "outside directors" (as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder ("Section 162(m)")), then all authority of the Board under the Plan shall be exercised by a committee of the Board (the "Committee") composed solely of members thereof who are both "non-employee directors" and "outside directors" (as so defined).

        The Board or Committee shall have complete authority to: (i) interpret all terms and provisions of the Plan consistent with law; (ii) select from the group of officers and key employees eligible to participate in the Plan the officers and key employees to whom Options shall be granted; (iii) within the limits established herein, determine the number of shares to be subject to, the exercise price of, and the term of each Option, granted to each of such officers and key employees; (iv) prescribe the form of instrument(s) evidencing Options granted under this Plan; (v) determine the time or times at which Options shall be granted to officers or key employees; (vi) make special grants of Options to officers or key employees when determined to be appropriate; (vii) provide, if appropriate, for the exercisability of Options granted to officers or key employees in installments or subject to specified conditions; (viii) determine the method of exercise of Options granted to officers or key employees under the Plan; (ix) adopt, amend and rescind general and special rules and regulations for the Plan's administration; and (x) make all other determinations necessary or advisable for the administration of this Plan.

        Any action which the Board or Committee is authorized to take may be taken without a meeting if all the members of the Board or Committee sign a written document authorizing such

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action to be taken, unless different provision is made by the By-Laws of the
Company or by resolution of the Board or Committee.

        The Board or Committee may designate selected Board or Committee members or certain employees of the Company to assist the Board or Committee in the administration of the Plan and may grant authority to such persons to execute documents, including Options, on behalf of the Board or Committee, subject in each such case to the requirements of Rule 16b-3.

        No member of the Board or Committee or employee of the Company assisting the Board or Committee pursuant to the preceding paragraph shall be liable for any action taken or determination made in good faith.

3.      STOCK SUBJECT TO PLAN

        The stock to be offered under this Plan shall be authorized but unissued shares of Common Stock, shares of Common Stock previously issued and thereafter acquired by the Company, or any combination thereof. An aggregate of 1,500,000 shares of Common Stock are reserved for Option grants under this Plan. Any or all of the Options granted under this Plan may, at the Board's or Committee's discretion, be intended to qualify as incentive stock options ("Incentive Stock Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The number of shares reserved under this Plan may be adjusted to reflect any change in the capitalization of the Company as contemplated by
Section 9 hereof and occurring after the adoption of this Plan. The Board or Committee will maintain records showing the cumulative total of all shares subject to Options outstanding under this Plan.

4.      OPTIONS FOR OFFICERS AND KEY EMPLOYEES

        a.     Eligibility and Factors to be Considered in Granting Options

        The grant of Options under this Plan shall be limited to those officers and key employees of the Company or any of its Subsidiaries who have the greatest impact on the Company's long-term performance and are selected by the Board or Committee. Members of the Company's Board of Directors who are also officers or employees of the Company are eligible to receive Options under this Plan. In making any determination as to the officer(s) and key employee(s) to whom Options shall be granted under this Plan and as to the number of shares to be subject thereto, the Board or Committee shall take into account, in each case, the level and responsibility of the person's position, the level of the person's performance, the person's level of compensation, the assessed potential of the person and such additional factors as the Board or Committee shall deem relevant to the accomplishment of the purposes of the Plan.

        Options may be granted under this Plan only for a reason connected with an officer's or key employee's employment by the Company or any Subsidiary.


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        b.     Allotment of Shares

        The Board or Committee may, in its sole discretion and subject to the provisions of this Plan, grant to participants eligible under this Plan, on or after the date hereof, Options to purchase shares of Common Stock. Options granted under this Plan may, at the discretion of the Board or Committee, be:
(i) Options that are intended to qualify as Incentive Stock Options; or (ii) Options that are not intended to be Incentive Stock Options or (iii) both of the foregoing, if granted separately, and not in tandem. Each Option granted under this Plan must be clearly identified as to its status as an Incentive Stock Option or not.

Options granted under this Plan may be allotted to participants in such amounts, subject to the limitations specified in this Plan, as the Board or Committee, in its sole discretion, may from time to time determine, provided that in any fiscal year no participant may be granted Options with respect to more than 800,000 shares of Common Stock.

        In the case of Options intended to be Incentive Stock Options, the aggregate fair market value (determined at the time of such Incentive Stock Options' respective grants) of the shares with respect to which Incentive Stock Options are exercisable for the first time by a participant hereunder during any calendar year (under all plans taken into account pursuant to Section 422(d) of the Code) shall not exceed $100,000. Options under this Section 4 not intended to qualify as Incentive Stock Options may be granted to any Plan participant without regard to the Section 422(d) limitations.

        c.     Time of Granting Options

        The date of grant of an Option under this Plan shall, for all purposes, be the date on which the Board or Committee makes the determination of granting such Option (each such date, a "Grant Date"). Notice of the determination shall be given to each officer or key employee to whom an Option is so granted under this Plan within a reasonable time after the Grant Date for such Option.

        d.     Exercise Price for Options

        The price per share at which each Option granted under this Plan may be exercised shall be such price as shall be determined by the Board or Committee at the time of grant based on such criteria as may be adopted by the Board or Committee at the time of grant in good faith, taking into account, in each case, the market price of the Common Stock, the level and responsibility of the person's position, the level of the person's performance, the person's level of compensation, the assessed potential of the person, and such additional factors as the Board or Committee shall deem relevant to the accomplishment of the purposes of the Plan; provided, however, that in no event shall the exercise price per share of an Option be less than 100% of the fair market value of the Company's shares of Common Stock on the Grant Date for such Option. In the case of an Option intended to qualify as an Incentive Stock Option, the price per share shall not be less than 100% (or 110% for owners of more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary) of the fair market value of the Common Stock on the Grant Date for such Option.


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        If the Company's shares of Common Stock are:

        (1) actively traded on any national securities exchange or NASDAQ system that reports their sales prices, fair market value shall be the average of the high and low sales prices per share on any Grant Date;

        (2) otherwise traded over the counter, fair market value shall be the average of the final bid and asked prices for the shares of Common Stock as reported for any Grant Date;

        (3) not traded, the Board or Committee shall consider any factor or factors that it believes affects fair market value, and shall determine fair market value without regard to any restriction other than a restriction that by its terms will never lapse.

        e.     Term of Options

        The term of each Option granted under this Plan shall be established by the Board or Committee, but shall not exceed 10 years (or 5 years for owners of more than 10% of the total combined voting power of all classes of stock of the Company or of a Subsidiary) from the Grant Date for such Option.

5.      NON-TRANSFERABILITY

        An Option granted to a participant under this Plan shall not be transferable by him or her except: (i) by will; (ii) by the laws of descent and distribution; or (iii) pursuant to a qualified domestic relations order as defined by the Code or in Title I of the Employee Retirement Income Security Act, or the rules thereunder. In the case of an Option intended to be an Incentive Stock Option, such Option shall not be transferable by a participant other than by will or the laws of descent and distribution and during the optionee's lifetime shall be exercisable only by him or her.

        Notwithstanding anything to the contrary contained herein, for a period of six months commencing on the Grant Date for any Option granted hereunder to a participant subject to reporting requirements under Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), such participant may not sell any share(s) of Common Stock acquired upon exercise of such Option.

6.      EXERCISABILITY OF OPTIONS

        Subject to the provisions of this Plan, Options granted under this Plan shall be exercisable at such time or times after the Grant Date for such Options according to such schedule and upon such conditions as may be determined by the Board or Committee at the time of grant.


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        Unless otherwise determined by the Board or the Committee at the time of grant or thereafter, any Option granted under this Plan, shall terminate in full (whether or not previously exercisable) prior to the expiration of its term on the date the optionee ceases to be an employee of the Company or any Subsidiary of the Company, unless the optionee shall (a) die while an employee of the Company or such Subsidiary, in which case the participant's legatee(s) under his or her last will or the participant's personal representative or representatives may exercise all or part of the previously unexercised portion of such Option at any time within one year, but not beyond the expiration of its term, after the participant's death to the extent the optionee could have exercised the Option immediately prior to his or her death or in the amount purchasable under the Option immediately after the death of the optionee, whichever is greater, (b) become permanently or totally disabled within the meaning of section 22(e)(3) of the Code (or any successor provision) while an employee of the Company or such Subsidiary, in which case the participant or his or her personal representative may exercise the previously unexercised portion of such Option at any time within one year, but not beyond the expiration of its term, after termination of his or her employment to the extent the optionee could have exercised the Option immediately prior to such termination, or (c) resign or retire with the consent of the Company or have his or her employment with the Company or any Subsidiary terminated by the Company or any Subsidiary other than for cause (as defined below), in which case the participant may exercise the previously unexercised portion of such Option at any time within six months, but not beyond the expiration of its term, after the participant's resignation, retirement or employment termination to the extent the optionee could have exercised the Option immediately prior to such resignation, retirement or employment termination.

        For purposes of this Section 6, employment termination for "cause" means termination of employment by reason of gross misconduct as determined by the Board or Committee, which will include but not be limited to the following: (i) the commission of dishonest acts involving the Company, (ii) disclosure of confidential information of the Company, (iii) obvious intoxication (whether due to alcohol, drugs or other substance abuse) on the job or possession of any alcoholic substance or illegal drugs on the premises of the Company or any Subsidiary, (iv) misuse of Company or Subsidiary assets (which shall include but be limited to cash, equipment, and/or other assets), (v) repeated disregard for the lawful policies of the Company as may be established from time to time and communicated to the employee, or (vi) any misconduct specified in any employment agreement to which the participant is a party that would justify the termination of such participant's employment with the Company or any Subsidiary "for cause."

        In no event may an Option be exercised after the expiration of its fixed term.

7.      METHOD OF EXERCISE

        Each Option granted under the Plan shall be deemed exercised when the holder (a) shall indicate the decision to do so in writing delivered to the Company, (b) shall at the same time tender to the Company payment in full of the exercise price for the shares for which the Option is exercised, which payment may be made in (i) cash, (ii), shares of the Common Stock, the total market value of which equals the total option price of the shares with respect to which the option is being exercised, or (iii) any combination of cash and shares of the Common Stock, the total


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market value of which equals the total option price of the shares with respect to which the option is being exercised, and (c) shall comply with such other reasonable requirements as the Board or Committee may establish; provided that in order to enable an optionee (including but not limited to officers) to exercise options granted under this Plan, the Board or the Committee may determine, in the exercise of its discretion, to (i) grant such optionee permission to pay the exercise price in installments or (ii) grant such optionee permission to pay the exercise price by delivering for cancellation Options having an aggregate value (calculated by subtracting the exercise price per share from the fair market value of a share of Common Stock) equal to the total amount of the exercise price. The exercise of any option granted under this Plan may be made subject to the condition that, if at any time the Board or the Committee shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in such event, the exercise of the option shall not be effective unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company, which may include the withholding by the Company of shares of Common Stock to be issued upon exercise of an Option having a fair market value equal to the required withholding amount. With respect to the foregoing sentences, the value of the shares of Common Stock shall be the fair market value determined in accordance with Section 4(d) of this Plan as of the day of such payment or withholding.

        No person, estate or other entity shall have any of the rights of a shareholder with reference to shares subject to an Option until a certificate for the shares has been delivered.

        An Option granted under this Plan may be exercised for any lesser number of shares than the full amount for which it could be exercised. Such a partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan for the remaining shares subject to the Option.

8.      TERMINATION OF OPTIONS

        An Option granted under this Plan shall be considered terminated in whole or in part, to the extent that, in accordance with the provisions of this Plan and such Option, it can no longer be exercised for any shares originally subject to the Option. The shares subject to any terminated Option or portion thereof shall no longer be charged against the applicable limitation or limitations provided in Section 3 of this Plan and may again become shares available for the purposes, and subject to the same applicable limitations, of this Plan.

9.      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

        (a) In the event of any change in the outstanding Common Stock of the Company by reason of a stock dividend, stock split, stock consolidation, recapitalization, reorganization, merger, split up or the like, the shares available for purposes of this Plan and the number and kind of shares under option in outstanding option agreements pursuant to this Plan (and the option price under such agreements) shall be appropriately adjusted so as to preserve, but not increase, the benefits of this Plan to the Company and the benefits to the holders of such Options;


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provided, however, that for any Incentive Stock Options, in the case of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the excess of the aggregate fair market value of the shares subject to any Options immediately after such event over the aggregate option price of such shares is not more than the excess of the aggregate fair market value of all shares subject to such Options immediately before such event over the aggregate option price of such shares.

        Adjustments under this Section shall be made by the Board or Committee, whose determination as to what adjustments shall be made and the extent thereof, shall be final, binding and conclusive.

        (b) In the event of the issuance of any capital stock of the Company to Elite Information Group, Inc. or any affiliate thereof ("New Elite Stock"), the number of shares available for purposes of this Plan and the number of shares under option in outstanding option agreements pursuant to this Plan (and the per share option price under such agreements) shall be appropriately adjusted so that such number of shares as adjusted bears the same proportionate relationship to the aggregate number of shares of common stock outstanding (on an as converted basis) following both the issuance of the New Elite Stock and such adjustment as such number of shares prior to such adjustment bore to the aggregate number of shares of common stock outstanding (on an as converted basis) immediately prior to the issuance of the New Elite Stock.

10.     FUNDAMENTAL CORPORATE CHANGES

        Subject to SECTION 9 of this Plan, in the event of a consolidation or merger of the Company with another entity, or the sale or exchange of all or substantially all of the assets of the Company, or a reorganization of the Company, a holder of an outstanding Option shall be entitled to receive, upon the exercise of such Option and payment in accordance with the terms of this Plan, the same consideration such holder would have been entitled to receive upon the occurrence of such event if such holder had been, immediately prior to such event, the holder of the number of shares purchasable under such Option; provided, that if another entity shall be the surviving entity of such merger or consolidation, any outstanding Option shall immediately terminate, unless earlier exercised, upon the payment by such surviving entity to the holder of such Option the cash or other consideration paid to the shareholders in the merger or consolidation, in an amount equal to the difference between (a) the total amount such holder would have been entitled to receive in such merger or consolidation if such holder had acquired the shares purchasable under such Option immediately prior to the effective time of such merger or consolidation, and (b) the total exercise price of such Option.

11.     COMPLIANCE WITH SECURITIES LAWS AND OTHER REQUIREMENTS

        No certificate(s) for shares shall be executed and delivered upon exercise of an Option until the Company shall have taken such action, if any, as is then required to comply with the provisions of the Securities Act of 1933, as amended, the 1934 Act, and any other applicable state securities law(s) and the requirements of any exchange on which the Common Stock may, at the time, be listed.

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        In the case of the exercise of an Option by a person or estate acquiring the right to exercise the Option by bequest or inheritance, the Board or Committee may require reasonable evidence as to the ownership of the Option and may require such consents and releases of taxing authorities as it may deem advisable.

12.     NO RIGHT TO EMPLOYMENT

        Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan, or any part thereof, shall confer upon any employee participant under the Plan any right to continue in the employ of the Company, or upon any director participant under the Plan any right to continue as a director of the Company, or shall in any way affect the right and power of the Company to terminate the employment or position with the Company of any participant under this Plan at any time with or without assigning a reason therefor, to the same extent as the Company might have done if this Plan had not been adopted.

13.     AMENDMENT AND TERMINATION

        The Board or Committee may at any time suspend, amend, or terminate this Plan. Except as provided in Section 4(f) of this Plan, the Board or Committee may make such modifications of the terms and conditions of a holder's Option as it shall deem advisable. No Option may be granted during any suspension of the Plan or after such termination. Notwithstanding the foregoing provisions of this Section, no amendment, suspension or termination shall, without the consent of the holder of an Option, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

        In addition to Board or Committee approval of an amendment, if the amendment would: (i) materially increase the benefits accruing to participants;
(ii) increase the number of securities issuable under this Plan (other than an increase pursuant to Section 9 hereof); (iii) change the class or classes of individuals eligible to receive Options; or (iv) otherwise materially modify the requirements for eligibility, then such amendment must be approved by the holders of a majority of the Company's outstanding capital stock present or represented by proxy and entitled to vote at a meeting duly held of the shareholders of the Company.

14.     USE OF PROCEEDS

        The proceeds received by the Company from the sale of shares pursuant to the exercise of Options granted under the Plan shall be used for general corporate purposes as determined by the Board.

15.     INDEMNIFICATION OF BOARD OR COMMITTEE

        In addition to such other rights of indemnification as they may have as members of the Board, the members of the Board or Committee shall to the fullest extent permitted by law be indemnified by the Company against the reasonable expenses, including attorney's fees, actually


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and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided the settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Board member or Committee member is liable for gross negligence or misconduct in the performance of his duties; provided, however, that within 60 days after institution of any such action, suit or proceeding the Board member or Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

16.     EFFECTIVE DATE OF THE PLAN

        This Plan was adopted by the Board and by the sole shareholder of the Company on August 27, 1999, and shall be effective until August 27, 2009.


17.     DURATION OF THE PLAN

        Unless previously terminated by the Board or Committee, this Plan shall terminate at the close of business on August 27, 2009, and no Option shall be granted under it thereafter, but such termination shall not affect any Option previously granted under this Plan.

18.     COMPLIANCE WITH RULE 16b-3

        With respect to any Plan participant who is subject to Section 16 of the 1934 Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent that any provision of the Plan or action by the Board or Committee fails to so comply, such provision or action shall be deemed null and void to the extent permitted by law and deemed advisable by the Board or Committee.

19.     CHANGE OF CONTROL

        In the event of a change of control of the Company, all vesting requirements in respect of Options granted under this Plan shall be terminated and all outstanding Options shall become immediately exercisable at their stated exercise prices. From and after the date of such change of control, all such Options shall be deemed fully vested. For the purposes of this Plan, a change of control shall include the following:

               a. Consummation by the Company of a firm commitment underwritten offering of equity securities of the Company which results in less than 50% of the outstanding voting securities of the Company being owned in the aggregate by the former stockholders of the Company.

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               b. The adoption by the Company's stockholders of a plan of merger or consolidation providing for the merger or consolidation of the Company with another corporation and, as a result of such merger or consolidation, less than 50% of the outstanding voting securities of the surviving or resulting corporation would then be owned in the aggregate by the former stockholders of the Company, other than affiliates within the meaning of the 1934 Act or any party to such merger or consolidation.

                c. The Company transfers substantially all of its assets to another corporation or entity that is not a wholly owned subsidiary of the Company.

20.     PURCHASE OPTION

        If an optionee's employment with the Company is terminated, voluntarily or involuntarily, with or without cause, or in the event of such optionee's death or Disability or in the event of a Change of Control:

        (a) any Options granted to such optionee that have not vested and have not been exercised as of the date of termination, death, Disability or Change of Control shall be canceled and such optionee (or such optionee's personal representative or any other distributee in the case of such optionee's death or Disability) shall have no right to purchase the shares represented thereby.

        (b) the Company shall have the right (but not the obligation) to purchase any Options that have vested but have not been exercised by the optionee prior to the date of termination, death, Disability or Change of Control, from the optionee (or such optionee's personal representative or any other distributee in the case of such optionee's death or Disability) at a price equal to the fair market value of such Options minus the total exercise price of such Options. The fair market value of such Options shall be determined by the selling party and the Company, or if the parties cannot agree, as determined by an appraiser jointly selected by such parties no later than ten (10) days after the Company elects to purchase the Options, or if the parties cannot agree on the selection of an appraiser, by three appraisers, the first of whom is selected by the two appraisers so selected. If the three appraisers cannot agree on the fair market value, such value shall equal the appraised value that is neither the lowest not the highest of the three appraised values. If the Company does not elect to purchase such optionee's vested but unexercised Options within sixty (60) days of such termination, death, Disability or Change of Control, such optionee (or such optionee's personal representative or other distributee with respect to the optionee's death or Disability) shall have thirty (30) days from the expiration of such 60-day period to exercise such Options in accordance with this Plan; provided, that after such 30-day period, such Options shall be canceled and then neither such optionee, the optionee's personal representative or distributee, nor any other Person shall have the right to purchase the shares represented thereby.

        The Company shall have sixty (60) days from the date of the optionee's termination of employment, death, Disability or Change of Control to elect to purchase such optionee's Options pursuant to this SECTION 20. The closing of the purchase shall occur within one hundred twenty

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(120) days of the termination, death, Disability or Change of Control. At such closing, the optionee or other rightful holder of the Options being purchased shall convey such Options free and clear of all liens, claims and encumbrances and pursuant to such instruments of conveyance and warranties as the Company shall reasonably request. Unless the parties agree otherwise, the Company may elect to pay cash for such Options or issue a promissory note for the applicable purchase price, such note not to exceed a term of five (5) years. The Company shall pay all fees and expenses in connection with such transaction, except the attorneys' fees of the selling party. The failure of any party to satisfy the obligation to close the purchase and sale of any such Options in accordance with this SECTION 20 shall entitle the other party to specific performance of such obligation, in addition to all other equitable and legal remedies available.

        For purposes of this Plan, "Disability" means any impairment of mind or body that renders an employee unable to pursue his duties as an employee, taking into account the role and duties of such employee at such time as the determination of disability is made, which persists for six (6) months and is likely to continue thereafter for the rest of such employee's life. The determination of whether an employee has a Disability shall be made by the Board and such determination shall be final, binding and conclusive.


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Dear

In accordance with the 1999 Stock Option Plan (the "Plan") of Elite.com Inc. (the "Company"), you, as an officer or key employee of the Company or its subsidiaries, and in order to give you an added proprietary interest in the Company and an additional incentive to advance the interest of the Company, were granted on _____________, ____, an option to purchase _____ shares of the common stock of the Company upon the following terms and conditions:

        (1) The exercise price shall be $___________ (____% of the fair market value of a share on the date of grant - ___________, ____);

        (2) This Option will become exercisable according to the following schedule:

        (3) Once exercisable, this Option may be exercised until ____________, ____, subject to the terms and conditions of the Plan, a copy of which is attached hereto and incorporated herein by reference. This Option is granted subject to the Plan and shall be construed in accordance with the Plan.

        (4) This Option is (is not) intended to be treated as an "incentive stock option" for purposes of Section 422 of the Internal Revenue Code.

        (5) To exercise this Option, the holder must deliver written notice of the decision to do so and at the same time tender to the Company payment in full of the exercise price for the shares for which the Option is exercised, which payment may be made in (i) cash, (ii) shares of the Common Stock, the total market value of which equals the total option price of the shares with respect to which the option is being exercised, or (iii) any combination of cash and shares of the Common Stock, the total market value of which equals the total option price of the shares with respect to which the option is being exercised. With respect to the foregoing sentence, the value of the shares of Common Stock shall be the fair market value determined in accordance with
                Section 4(d) of this Plan as of the day of such payment.

        (6) The exercise of this Option shall be subject to the condition that, if at any time the Board or the Committee (as defined in the Plan) shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in such event, the exercise of the option shall not be effective unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company, which may include the withholding by the Company of shares of Common Stock to be issued upon exercise of an Option having a fair market value equal to the required withholding amount.

This Option is not transferable except pursuant to the terms and conditions of the Plan.

                                            Very truly yours,

                                            ELITE.COM INC.


                                            By:
                                               ---------------------------------

                                            Title:
                                                  ------------------------------


I hereby accept the within Option and
acknowledge receipt of a copy of the Plan.


------------------------------------------
Optionee


Date:
     -------------------------------------